SUPPLEMENT DATED NOVEMBER 9, 2026
To the following Statutory Prospectuses:
Index Advantage+®
Index Advantage+ NF®
Dated September 25, 2026

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the Statutory Prospectuses and should be attached and retained for future reference.

The following applies to Contracts issued in North Carolina on or after November 9, 2026.

The Nasdaq-100 Index® has been added as an available Index with the following Crediting Methods, Term lengths, and Buffers:

●
The Index Dual Precision Strategy 3-year Term with 10%, 20%, and 30% Buffers;
●
The Index Dual Precision Strategy 6-year Term with 10%, 20%, and 30% Buffers;
●
The Index Performance Strategy 3-year Term with 10%, 20%, and 30% Buffers; and
●
The Index Performance Strategy 6-year Term with 10%, 20%, and 30% Buffers.

As a result, Appendix E - Material Contract Variations by State and Issue Date is revised to indicate that the Nasdaq-100 Index® is now available in North Carolina as stated above.

PRO-004-0926
(IXAP-003, INFP-003)